EXHIBIT 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT
AND INCREMENTAL AMENDMENT
    This FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this “Amendment”) is made and entered into as of June 28, 2021, by and among TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation (the “Borrower”), certain Domestic Subsidiaries of the Borrower party hereto as Guarantors, GOLDMAN SACHS BANK USA, N.A. (the “Incremental Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders party to the Credit Agreement referred to below (the “Administrative Agent”).
Statement of Purpose
    WHEREAS, the Borrower, the banks, financial institutions and other lender parties party thereto (the “Existing Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of February 8, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
    WHEREAS, on the Closing Date, the Existing Lenders provided to the Borrower Revolving Credit Commitments in an aggregate principal amount of $200,000,000;
    WHEREAS, the Borrower has requested a Revolving Credit Facility Increase in an aggregate principal amount of $50,000,000 (the “First Amendment Commitment Increase”), in accordance with Section 5.13 of the Credit Agreement;
    WHEREAS, subject to the terms and conditions set forth herein, the Incremental Lender has agreed to provide the First Amendment Commitment Increase;
    WHEREAS, subject to the terms of this Amendment, the Administrative Agent and the Incremental Lender have agreed to amend the Credit Agreement pursuant to Sections 5.13 and 12.2 of the Credit Agreement, as specifically set forth herein;
    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
    Section 1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
    Section 2.    Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:
“First Amendment Effective Date” means June 28, 2021.

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(b)Section 1.1 of the Credit Agreement is hereby amended by replacing the last two sentences of the definition of “Revolving Credit Commitment” with:
“The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the First Amendment Effective Date shall be $250,000,000. The Revolving Credit Commitment of each Revolving Credit Lender on the First Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1(b).”
(c)Schedule 1.1(b) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.
Section 3.    Revolving Credit Facility Increase.

(a)The Incremental Lender agrees that its Revolving Credit Commitment as of the First Amendment Effective Date shall be as set forth opposite the Incremental Lender’s name on Annex A hereto.

(b)With respect to the First Amendment Commitment Increase, as of the First Amendment Effective Date and after giving effect to this Amendment, (i) the First Amendment Commitment Increase shall constitute part of, and shall be added to, the Revolving Credit Commitment and shall be subject to the terms thereof (including, without limitation, Applicable Margin and any other interest rate, Commitment Fees and any other fees, repayments, prepayments and maturity), (ii) there shall be an automatic adjustment to the Commitment Percentages in respect of the Revolving Credit Commitment of each Existing Lender with a Revolving Credit Commitment after giving effect to the First Amendment Commitment Increase and (iii) the Administrative Agent shall reallocate the Revolving Credit Loans and other Revolving Credit Exposure in accordance with the updated Commitment Percentages as of the First Amendment Effective Date (and the Incremental Lender agrees to fund Revolving Credit Loans on the First Amendment Effective Date and make such adjustments necessary to effect such reallocation).

(c)The parties hereto hereby agree that (i) the First Amendment Commitment Increase is being made pursuant to Section 5.13 of the Credit Agreement, (ii) this Amendment constitutes a request for an Incremental Increase pursuant to Section 5.13(a) of the Credit Agreement and the parties hereto hereby waive any prior notice required thereby and (iii) this Amendment shall be deemed to be an “Incremental Amendment” in accordance with Section 5.13(e) of the Credit Agreement and constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 4.     Incremental Lender Joinder. By its execution of this Amendment, the Incremental Lender hereby acknowledges, agrees and confirms that, on and after the First Amendment Effective Date:
(a)it will be deemed to be a party to the Credit Agreement as a “Lender” and a “Revolving Credit Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender and a Revolving Credit Lender under the Credit Agreement as if it had executed the Credit Agreement; and

(b)it has received a copy of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Arrangers, any

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other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Amendment and become a Lender and a Revolving Credit Lender under the Credit Agreement.
Section 5.    Effectiveness. This Amendment shall become effective on the date on which the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):
(a)The Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent and the Incremental Lender:
(i)this Amendment, duly executed by the Borrower, the Guarantors, the Incremental Lender and the Administrative Agent;
(ii)if requested by the Incremental Lender, a Revolving Credit Note, executed by the Borrower in favor of the Incremental Lender;
(iii)a certificate of a Responsible Officer of the Borrower, certifying as to resolutions adopted by its board of directors authorizing this Amendment and the First Amendment Commitment Increase;
(iv)a Compliance Certificate demonstrating the Borrower is in compliance with the financial covenants set forth in Section 9.12 of the Credit Agreement and based on the financial statements for the most recent Measurement Period, both before and after giving effect (on a Pro Forma Basis) to the incurrence of the Incremental Increase pursuant hereto (and assuming that the First Amendment Commitment Increase is fully drawn) and any Permitted Acquisition, refinancing of Indebtedness or other event consummated in connection therewith giving rise to a Pro Forma Basis adjustment; and
(v)opinions of counsel to the Borrower addressed to the Administrative Agent and the Incremental Lender with respect to the Borrower, this Amendment, the First Amendment Commitment Increase, and such other matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders).
(b)Payment of all fees and expenses due to the Administrative Agent and/or the Incremental Lender in connection with the First Amendment Commitment Increase.
    Section 6.    Representations and Warranties. Each Credit Party hereby represents and warrants as follows:
(a)each of the representations and warranties made by such Credit Party in or pursuant to the Loan Documents (after giving effect to this Amendment) is true and correct, in all material respects, as of the date hereof as if fully set forth herein, (or if qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof, or if such representation speaks as of an earlier date, as of such earlier date;
(b)no Default or Event of Default exists and is continuing on the date hereof immediately prior to or after giving effect to the First Amendment Commitment Increase;

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(c)it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(d)this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
Section 7.Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement.
Section 8.Further Assurances. Each Credit Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.
Section 9.Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release the Borrower from any obligations under, any of the Loan Documents (as amended pursuant to this Amendment) to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents (as amended pursuant to this Amendment) to which it is a party and (c) agrees that each of the Loan Documents (as amended pursuant to this Amendment) to which it is a party remains in full force and effect and is hereby ratified and confirmed.
Section 10.Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
Section 11.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this

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Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
Section 12.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 13.Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

Section 14.Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.
[Signature Pages Follow]

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.
BORROWER:
TAKE-TWO INTERACTIVE SOFTWARE, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: EVP and General Counsel

GUARANTORS:

2K GAMES, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

2K VEGAS, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

2KSPORTS, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

FIRAXIS GAMES, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

First Amendment to Credit Agreement and Incremental Amendment
Take-Two Interactive Software, Inc.
Signature Page
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GUARANTORS (CONTINUED):

ROCKSTAR GAMES, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

ROCKSTAR NEW ENGLAND, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

ROCKSTAR SAN DIEGO, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

VISUAL CONCEPTS ENTERTAINMENT

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

WC HOLDCO, INC.

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

GATHERING OF DEVELOPERS, INC.

First Amendment to Credit Agreement and Incremental Amendment
Take-Two Interactive Software, Inc.
Signature Page
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By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

GUARANTORS (CONTINUED):

PLAYDOTS, LLC

By: /s/ Daniel P. Emerson
    Name: Daniel P. Emerson
    Title: Vice President

First Amendment to Credit Agreement and Incremental Amendment
Take-Two Interactive Software, Inc.
Signature Page
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ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Paul Ingersoll
    Name: Paul Ingersoll
    Title: Director

First Amendment to Credit Agreement and Incremental Amendment
Take-Two Interactive Software, Inc.
Signature Page
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INCREMENTAL LENDER:

GOLDMAN SACHS BANK USA, N.A.,
as Incremental Lender

By:    /s/ Kevin Raisch
    Name: Kevin Raisch
    Title: Authorized Signatory

First Amendment to Credit Agreement and Incremental Amendment
Take-Two Interactive Software, Inc.
Signature Page
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